(FIRST UNION LOGO)


Leveraging
the Opportunity

August 4, 1999

Cautionary Statement

A number of statements we will be making in our presentation and in the accompanying slides will be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements of the Corporation's plans, goals, objectives, expectations, projections, estimates and intentions. These forward-looking statements involve significant risks and uncertainties and are subject to change based on various factors (many of which are beyond the Corporation's control). Factors which could cause the Corporation's actual results to differ materially from such forward-looking statements are set forth in the Corporation's 1998 Annual Report on Form 10-K, 1999 First Quarter Report on Form 10-Q and 1999 Current Reports on Form 8-K.

In addition to the foregoing, a significant portion of the financial information presented has not been prepared based on GAAP and is derived from internal management reporting sources.

(FIRST UNION LOGO)

Strategic Focus
Edward E. Crutchfield

   COVER SLIDE: FIRST UNION: STRATEGIC FOCUS
   =========================================

Welcome; thank you for joining us today. Before we get started, my lawyers have asked that I refer you to the cautionary statement at the front of your handouts.

My role today is to set the stage for the rest of our speakers by briefly describing some of the economic, societal, demographic and technological trends behind the evolution of our new business model.

We are in the midst of an amazing societal transformation that is affecting not just the financial services industry but all industries. This is not just a transformation from the industrial age to the information age, but to a new era in which knowledge is used for competitive advantage. We are entering a "placeless society" that largely disregards the boundaries of distance, time, borders and language.

For some time we have believed the traditional bank model is not competitive in this changing environment. With earnings growth as our goal, we have built a transformative business model centered on squarely meeting the needs of our customers.

Today, both individual and corporate customers have two basic objectives in selecting their financial services providers: First, they want broader and more sophisticated products and services -- in addition to traditional bank products. Second, they want a variety of new and different delivery channels with an emphasis on convenience, speed and control.

   SLIDE 1: STRATEGIC FOCUS/FTU TODAY
   ==================================

Fortunately, we saw the change coming and we have been building this new business model piece by piece, over five years. Since 1994, we have focused our efforts on building the knowledge-based businesses of capital markets and capital management. Since 1996, we have been working to transform our traditional bank branches with our Future Bank initiative, and prepare for an era of e-commerce.

As a result, today First Union owns the nation's sixth largest securities company (based on net income) and sixth largest banking company (based on assets) -- and we are a leading competitor on the Internet. We currently have 775,000 online retail financial services customers and 20,000 online corporate customers.

   SLIDE 2: STRONG, BALANCED EARNINGS /GOAL 50-50
   ==============================================

For several years we have stated our goal of creating a new kind of financial services company -- one that's about 50 percent like a traditional bank and 50 percent like a securities business. We are nearly there -- we can see it in the nationwide securities company we have created alongside our traditional bank. (In October we will change the name of our capital markets and capital management businesses to First Union Securities.)

We believe industry leaders require this kind of robust business model -- one that leverages off the traditional bank -- and a thoughtful strategy for e-commerce.

We expect substantial growth in our securities business consisting of capital markets and capital management businesses over the next three years, as Ken Thompson and Don McMullen will describe shortly. On the channel front, we have developed a very competitive online presence in banking and brokerage activities.

   SLIDE 3: BUSINESS MODEL/SCOPE OF TRANSITION
   ===========================================

We have not lost sight of the fact that our traditional bank currently provides 52 percent of our profitability. John Georgius will provide an update on the progress of our Future Bank initiative for transforming our traditional bank. Essentially, we see our future bank platform as the catalyst for linking the traditional bank customer to the electronic world - to a model less reliant on bricks and mortar.

As you might have surmised, we believe the Internet is a critical business driver. For First Union, the Internet clearly represents a new channel as well as a means to accelerate customer acquisition and asset accumulation. (Jack Antonini and David Carroll will update you on our Internet strategy shortly.)

   SLIDE 4: FIRST UNION SECURITIES
   ===============================

This slide is a snapshot of our First Union Securities business. As you can see, Capital Markets and Capital Management are high-performing businesses that, combined, produced revenues of $4.4 billion in 1998 and $2.7 billion year-to-date this year.

Year-to-date 1999 versus 1998, we had 22 percent revenue growth in First Union Securities versus 13 percent for the median of publicly traded securities firms. Breaking that apart a little, our Capital Markets revenue growth was 28 percent versus 15 percent for our publicly traded capital markets peers for the same period. Capital Management revenue growth was 15 percent versus 12 percent for publicly traded asset managers and regional brokerages.

   SLIDE 5: OPERATING RESULTS
   ==========================

As my final slide shows, First Union has produced strong year-to-date operating results compared with the top 20 banks --- for example,

o     21% fee income growth; and

o     A 23% return on equity.

We believe our performance should command a higher multiple going forward.

I'll be back at the end to moderate our Q&A session. Before turning the platform over to John Georgius, there is one other issue I want to address. I know we have disappointed you this year with our downward earnings forecasts. I can assure you we have disappointed ourselves even more. But now, what I am asking you to do is to focus on the future rather than the past, and the rest of my team will be talking about just that today.

Strategic Focus

First Union Today

(A map appears here with the following legend.)

Access
Financial Centers                  2368
First Union ATMs                   3955
FUHEB                               104
FUMC                                 94
Wheat First Union                   152
The Money Store                     188
EVEREN Securities*                  169
International Locations              28
Call Centers                         11
Firstunion.com                unlimited

*Acquisition pending.

Strong Balanced Earnings

                           Goal: 50% Traditional Bank
                                 50% Securities Firm

                                   Net Income

(Pie chart appears here with the following plot points.)

                                      1998

First Union Securities                     39% $1.1B
Traditional Bank                           61% $1.7B


(Pie chart appears here with the following plot points.)

                                   First Half
                                      1998

First Union Securities                       42% $578MM
Traditional Bank                             58% $806MM

(Pie chart appears here with the following plot points.)

                                   First Half
                                      1999

First Union Securities                         48% $740MM
Traditional Bank                               52% $800MM

Business Model

Scope of Transition

Transforming the "Traditional" Bank

Online Strategy
--Banking
--Brokerage

First Union Securities
--Nationwide full service presence

Our Securities Business

First Union Securities
(Capital Markets and Capital Management)

----------------------------------------------------------------------------
(Dollars in millions)                                  First Half
                                               ----------------------------
                                    1998        1998      1999      Change
----------------------------------------------------------------------------
Fee Income                         $2,933      $1,544    $1,865       21%
Net Interest Income                 1,498         702       896       28%
                                   ------      ------    ------
     Total Revenue                 $4,431      $2,246    $2,761       23%

Net Income                         $1,083      $  578    $  740       28%

ROE                                  22.2%       25.1%     26.8%
----------------------------------------------------------------------------

Comparative Statistics

First Union Corporation
Operating Results
First Half 99

-------------------------------------------------------------------
                                                     Average
                                   FTU             Top 20 Banks
-------------------------------------------------------------------
Fee Income Growth*                 21%                 20%
Return on Equity                   23%                 20%
P/E Multiple                       13.8                16.3
-------------------------------------------------------------------

All results exclude gains on EPS Inc. 1999 P/E multiple based on consensus estimates and price at 7/28/99.
*First Half 99 vs. First Half 98.

Appendix

Return on Average
Common Equity*


Rank                           1Q99
1    U.S. Bancorp              24.6%
2    Bank of New York          24.5%
3    Citigroup                 23.6%
4    PNC Bank                  20.8%
5    Bank One                  22.9%
6    J.P Morgan                22.3%
7    First Union               21.4%
8    National City             20.9%
9    Mellon                    20.9%
10   Chase Manhattan           20.6%

Rank                           1Q99
11   Washington Mutual         19.4%
12   Fleet Financial Group     19.3%
13   SunTrust                  18.7%
14   BankBoston                18.5%
15   Wachovia                  18.3%
16   Wells Fargo               17.3%
17   Republic New York         17.0%
18   Keycorp                   16.9%
19   BankAmerica               16.8%
20   Bankers Trust             12.5%

Based on operating data.
Source: Company reports.

Revenue Growth*

Rank                           1Q99
                               % Increase
1    J.P. Morgan               24.8%
2    Fleet Financial           22.5%
3    BankBoston                19.7%
4    Keycorp                   17.0%
5    U.S. Bancorp              16.9%
6    National City             11.6%
6    First Union               11.6%
8    Chase Manhattan           11.2%
9    Washington Mutual         10.9%
9    Bank of New York          10.9%

Rank                           1Q99
                               % Increase
11   Citigroup                 10.0%
12   Wachovia                   9.7%
13   Mellon                     8.9%
14   SunTrust                   8.5%
15   PNC Bank                   8.4%
16   Bank One                   7.1%
16   Wells Fargo                7.1%
18   Republic New York          6.9%
19   BankAmerica               -4.4%
20   Bankers Trust             -7.6%

Based on operating data.
Source: Company reports.

Fee Income Growth*

Rank                           1Q99
                               % Increase
1    Keycorp                   41.0%
2    U.S. Bancorp              40.4%
3    BankBoston                40.3%
4    Fleet Financial           38.0%
5    First Union               31.1%
6    Washington Mutual         29.3%
7    J.P. Morgan               26.6%
8    Republic New York         25.2%
9    Chase Manhattan           19.6%
10   National City             16.8%

Rank                           1Q99
                               % Increase
11   Bank One                  16.4%
11   Wachovia                  16.4%
13   PNC Bank                  15.2%
14   Mellon                    13.0%
14   Bank of New York          13.0%
16   Wells Fargo               12.7%
17   SunTrust                  11.5%
18   Citigroup                 11.0%
19   Bankers Trust              1.5%
20   BankAmerica               -9.5%

Based on operating data.
Source: Company reports.

Growth in Fee Income as a
Percent of Total Revenue*


                               1Q99
Rank                           Change
1    U.S. Bancorp              7.4%
1    First Union               7.4%
3    Bankers Trust             7.3%
4    BankBoston                7.1%
5    Keycorp                   6.8%
6    Republic New York         5.4%
6    Fleet Financial           5.4%
8    Chase Manhattan           4.0%
9    Bank One                  3.9%
10   Washington Mutual         3.3%

                               1Q99
Rank                           Change
11   PNC Bank                  2.8%
12   Mellon                    2.5%
13   Wells Fargo               2.1%
14   Wachovia                  2.0%
15   National City             1.9%
16   J.P. Morgan               1.2%
17   Bank of New York          1.1%
18   SunTrust                  1.0%
19   Citigroup                 0.6%
20   BankAmerica              -2.4%

Based on operating data.
Source: Company reports.

First Union Performance
through the Business Cycle

--------------------------------------------------------------------------------
                                                  Recession
                                                    Years
                                        1985-89    1990-91     1993-97      1998
--------------------------------------------------------------------------------
Fee Income/Revenue                         27%        32%         31%        46%
Average Revenue Growth*                     9          9           9         14
Average Loan Growth*                       18%        (2)%         8%         9%
NPAs/Loans                                1.09       3.43        1.09       0.62
NCO Ratio                                 0.40       0.93        0.51       0.48
ROE                                        16%        12%         18%        23%
Average EPS Growth**                        3         (3)          9         14
Efficiency                                 62         62          60         57
--------------------------------------------------------------------------------

Based on operating data
* Based on restated data. 1990-91 excludes the estimated impact of several large purchase accounting acquisitions.
**Based on originally reported data.

Net Charge-Offs 1988 - 1998

1    SunTrust                  0.48%
2    Wachovia                  0.51%
3    Republic New York         0.55%
4    First Union               0.59%
5    Keycorp                   0.60%
6    National City             0.60%
7    State Street*             0.67%
8    J.P. Morgan               0.69%
9    BankAmerica               0.75%
10   PNC Bank                  0.86%
11   U.S. Bancorp              0.96%
12   Bank One                  1.01%
12   Fleet Financial           1.04%
14   Wells Fargo               1.05%
15   BankBoston                1.08%
16   Mellon Bank               1.14%
17   Bank of New York          1.29%
18   Chase Manhattan           1.38%
19   Citicorp                  1.50%
20   Bankers Trust (est.)      1.75%

Originally reported data.
Source: Company reports.

Originally Reported EPS
1988 - 1998

                         Compound Annual
Rank                        Growth Rate

1    Citigroup                 16.0%
2    State Street              15.5%
3    SunTrust                  11.1%
4    Wells Fargo               11.0%
5    First Union               10.6%
6    BankAmerica                9.9%
7    Bank One                   9.6%
8    Wachovia                   9.4%
9    Bank of New York           8.1%
10   Keycorp                    7.9%

                         Compound Annual
Rank                        Growth Rate
11   National City             7.6%
12   Fleet Financial           5.4%
13   PNC Bank                  3.5%
14   BankBoston                2.4%
15   Republic New York         2.2%
16   J.P. Morgan              -0.3%
17   Chase Manhattan          -2.8%
18   U.S. Bancorp              n.m.*
19   Mellon                    n.m.*
20   Bankers Trust             n.m.**

* Loss in first year.
**Loss in last year.
Based on originally reported operating earnings.
Source: Factset (1998 from company reports).

Return on Average
Total Equity 1989 - 1998


                               10 Year
Rank                           Average
1  State Street                18.4%
2  Norwest                     17.2%
3  National City               16.8%
4  Keycorp                     16.5%
5  Bank One                    16.0%
6  First Union                 15.8%
6  Wachovia                    15.8%
8  Mellon                      15.7%
9  Citigroup                   15.7%
10 SunTrust                    15.4%

                               10 Year
Rank                           Average
11   U.S. Bancorp              14.8%
12   Bank of New York          14.6%
13   BankAmerica               14.3%
14   PNC Bank                  14.2%
15   Fleet Financial           12.4%
16   J.P. Morgan               11.4%
17   Republic New York         10.9%
18   Chase Manhattan           10.5%
19   Bankers Trust             10.4%
20   BankBoston                 8.0%

Based on originally reported earnings including non-recurring charges.
Source: Factset.

First Union Dividend Growth
Current dividend annualized
(In dollars)

78          80          82           84          86          88          90          92          94          96          98  Current
0.15  0.16  0.17  0.18  0.20   0.23  0.25  0.29  0.33  0.39  0.43  0.50  0.54  0.56  0.64  0.75  0.86  0.98  1.10  1.22  1.58  1.88


(FIRST UNION LOGO)


Future Bank:
The Vehicle for
Transformation


John Georgius

Redefining Retail

The Scope

[ ]   2,300 branches converted
[ ]   10,000 employees trained
      in expanded roles
[ ]   769,000 training hours
      dedicated
[ ]   Conversion completed
      12/98

The Goals

[ ]   Increase customer
      choice
[ ]   Expand sales
      capacity
[ ]   Enhance service


--Future Bank

Increasing Choice


[ ] Providing 24x7 banking through multiple,
    integrated channels
[ ] Expanding functionality of First Union
    Direct
[ ] Integrating sales and service across all
    channels
[ ] Migrating customers to lower cost
    channels at their own pace
[ ] Bolstering online financial services

Customer Acceptance

By the numbers:

67%  Customers who self-select an
     automated service option

69%  Caller resolution rate for automated
     Voice Response Unit

20%  Total product sales generated by
     First Union Direct

91%  Growth in online banking customers
     since year-end 1998

Expanding Sales Capacity


[ ]  Centralizing 108 administrative
     functions
[ ]  Shifting 38 million inbound branch calls
[ ]  Redefining compensation structure
[ ]  Deploying a 100% commission-based
     sales force
[ ]  Building relationship-focused sales
     skills

Our Service Realities

Simultaneous conversions brought
service issues to forefront

                                  FBI-Related

-- Long customer lines in branches
-- Overly aggressive migration to
   telephone center
-- Shortage of service specialists in
   high volume branches
-- Learning curves for new jobs

                               Conversion-Related
-- Cash Management and lockbox
   challenges

Our Service Realities

                             Service complaints tend
                          to peak a few months AFTER a
                             conversion is completed

-- 37% reduction in service
   complaints since March '99 peak

Our Service Solutions

[ ]  Redefining, retaining and demanding
     "quality service" for every job, every interaction
[ ]  Surveying 60,000+ customers each quarter
[ ] Adding service specialists to highest volume branches
[ ]  Strengthening Customer Relationship
     Manager role
[ ] Improving customer experience from branch to phone
[ ] Coordinating efforts with corporate quality program

Surpassing Atlanta

Majority of markets converted
surpass Atlanta in sales ramp-up.

                   Growth in
                Revenue Credits*
Market            (180 Days)
Baltimore           193.0
VA East             176.8
Capital              80.6
Penn/Del             76.6
South NJ             50.4
Georgia South        36.8
NC East              32.7
North NJ             29.7
Tampa                26.7
Metrolina            26.0
NY/CT                22.5

                   Growth in
                Revenue Credits*
Market            (180 Days)
VA West              20.7
Gold Coast           14.8
Coastal              13.6
Gulf Coast            8.7
Tri State             5.3
Atlanta               4.8
North Florida         3.4
Dade/Monroe           0.4
Piedmont             (5.5)
Tennessee            (7.7)

* % change over baseline; baseline defined as the 6 month average prior to conversion.
  Revenue credits: Net Present Value revenue stream of every product sold.

Performance Results

                                   June YTD '99
Overall                           % Change Over
Production                         June YTD '98

Investment Fee                          32%
Income

Loan Production*                        52%

CAP Unit Sales                          61%

Deposit Unit Sales                       4%

*Includes Consumer Direct Loans Outstanding; Prime Equity Lines Committed; Small Business Loans/Lines.

Performance Results

                                   June YTD '99
Productivity                      % Change Over
Per Sales FTE                      June YTD '98

Investment Fee                          42%
Income

Loan Production*                        63%

CAP Unit Sales                          71%

Deposit Unit Sales                       11%

*Includes Consumer Direct Loans Outstanding; Prime Equity Lines Committed; Small Business Loans/Lines.

Sales Production


Top Quartile
Revenue Credits/FS
($000)


(Bar chart appears here with the following plot points.)

          April                May                June
     1998      1999      1998      1999      1998      1999
          18%                  17%                24%
     57        67        53        62        59        73

Sales Production

2nd Quartile
Revenue Credits/FS
($000)

(Bar chart appears here with the following plot points.)

          April                May                June
     1998      1999      1998      1999      1998      1999
          21%                  24%                22%
     33        40        33        41        37        45

Sales Production

3rd Quartile
Revenue Credits/FS
($000)

(Bar chart appears here with the following plot points.)

          April                May                June
     1998      1999      1998      1999      1998      1999
          17%                  39%                28%
     23        27        23        32        25        32

Sales Production


Bottom Quartile
Revenue Credits/FS
($000)

(Bar chart appears here with the following plot points.)

          April                May                June
     1998      1999      1998      1999      1998      1999
           9%                  64%                45%
     11        12        11        18        11        16

Managing for Success

Financial Specialists Below
Minimum Sales Standards*

(Bar chart appears here with the following plot points.)

Jan 99         Feb 99         Mar 99         Apr 99         May 99        Jun 99
65%            48%            26%            24%            23%           16%

*Represents all Financial Specialists who have been licensed or lending-certified for 6 months or longer.

New Breed of Sales

Financial Consultants are a
100% commission-based sales force


[ ] Producing at 117% of sales goals
[ ] Generating 4% of total sales
[ ] Cultivating 85% new business
    -- Small businesses
    -- Affluent customers
[ ] Substantial compensation potential
    -- Top 10 to earn $200,000 - $270,000

Look to the Segments...

Capital Management

     Future Bank
     [ ]  Mutual Funds
     [ ]  Personal Trust
     [ ]  CAP
     [ ]  Private Client
     [ ]  Insurance
     [ ]  Brokerage

Consumer Bank

     [ ]  Consumer Deposits
     [ ]  Consumer Loans
     [ ]  ATM
     [ ]  Mortgages
     [ ]  Credit Cards


Commercial Bank

     [ ]  Small Business Loans
     [ ]  Small Business Deposits
     [ ]  Small Business Cash Management

--An Integrated Model Focused on
  Meeting Customer Needs

(FIRST UNION LOGO)


Integrated Solutions
for Individuals and
Businesses

Jack Antonini

First Union

Online Objective

[ ] To be a comprehensive "Online Hub" providing smart, straight-forward solutions in the customer's best interest, making firstunion.com our customers' guide to the financial world.

[ ] For our retail and commercial customers we are: convenient (anytime, anywhere), safe, secure, individual in our communication, anticipatory of their needs, and we provide a total view of their relationships with First Union.

[ ] For our stakeholders: improved customer profitability through deepened relationships and lower attrition, higher customer trust and usage, and greater customer acquisition opportunities in- and out-of-footprint.

Life Cycle Strategy

Birth     Start a family or company
Growth    Feed and nurture
Maturity  Manage and assess
Legacy    Pass it on

Our Research Confirms

What Customers Want
[ ]   Transact from any place, day or night
[ ]   Transact across different, fully synchronized channels
[ ]   Competitive pricing
[ ]   Value-added services that make life easier
[ ]   A trusted advisor
[ ]   To be recognized and known
[ ]   Responsiveness to concerns and issues
[ ] Ability to access all financial accounts through primary financial institution's website

Anywhere, Anytime

[GRAPHIC APPEARS HERE]

2368 Financial Centers
 321 Brokerage Offices*
 414 Specialty Offices
3955 ATMs
7x24 Telephone
     Online

*Including pending acquisition of EVEREN Securities.

Channel Opportunity


Internet Opportunities
for Various Retail Categories

Fragmented Markets
Internet Business Opportunity

HIGH
                          INSURANCE/FINANCIAL SERVICES
                           Computer Software/Hardware
                                     Travel
                                     Books
                                   Magazines
                                  Music/Video
                                 Flowers/Gifts
                                  Automobiles
                                Office Products
                           Specialized Sporting Goods
                        Consumer Electronics/Appliances
                                 Groceries/Food
                                  Collectibles
                             General Sporting Goods
                                    Apparel
                               Tools/Home Repair
                                      Toys
                                Home Furnishings
                                     Cigars

LOW

Source: Morgan Stanley Dean Witter Research January 1999.

firstunion.com

Internet Financial Services
Today

Personal Banking   Account inquiry, bill presentment and payment, funds
                   transfer, product information, account self-service, Online
                   Advisor, rate information and payment calculators


Asset Management   CAP accounts, trading, research, annuities, investment
                   advice, portfolio tracking



Business Services  Cash management services, bill presentment and payment, international trade, secure sales, digital certificate authority, small business payments, Online Advisor

Online Customers

First Union Retail

                             Traditional   Online      With
                              Customer    Customer   Bill Pay
Average Number of Accounts        2.75       6.43       7.41
Average Product Growth Rate       12.5%      20.3%      20.4%

Average Balances
     Deposits                  $ 7,765    $11,068    $18,482
     Loans                     $10,255    $16,065    $25,273
     Annuities/Mutual Funds    $ 8,274    $16,343    $38,945

Relative Profitability Index       1.0        2.2        2.8

Average DDA Attrition               21%        11%         4%

Online Banking


First Union

[ ] 775,000 retail customers
[ ] 28-44 average age group
[ ] $75,000+ annual household income
[ ] 6 or more First Union accounts
[ ] More active, multi-channel users

Online Customers

First Union Wholesale

                               Small Business               Corporate
                            Offline       Online       Offline       Online
Number of Customers          574,082        9,155        21,226        10,845
Number of Accounts              1.54         3.32          3.56          6.30
Average DDA Balances     $    27,115   $   70,596   $   141,123   $   657,780
Relative Profitability           1.0          4.3           1.0           2.8

Cash Management

[ ]   Electronic offerings
      -- Automated Clearing House
      -- Wire Transfer
      -- Electronic Data Interchange
      -- Information Reporting
      -- WEB InVision - Funds Transfer/Information
      -- WEB Achieve - Internet payments (ACH)
      -- Image Services - Check and Lockbox
      -- Trade Services - Web-based Letters of Credit
      -- Web-based Loan and Investment Information

Small Business

[ ]    Online offering
       -- Business Check/ATM Card
       -- Business Fax
       -- CAP for Business
       -- Commercial Mortgage
       -- Insurance
       -- Revolving Line of Credit
       -- Small Business Term Loan
       -- VISA for Business
       -- Online Business Banking
       -- ADP Payroll Processing

Our Approach

[ ] Flexible Scalable Systems
    -- Responsive to market and customers
    -- Continual improvement
    -- Add to site quickly and easily
    -- Develop partnerships and alliances

Investment Leverage


Build Across Channels

[ ] Leverage single systems platform
    across all channels
[ ] Telephone
[ ] Internet
[ ] Financial Center

Integrated Systems


Leverage Customer
Information and Channels


Savings        ---             ----     Financial Centers
Deposits       ---             ----     Brokerage Offices
Mortgages      ---   Knowledge ----     Call Centers
Cards          ---   Based     ----     Online Customers
CAPs           ---   Marketing ----     ATMs
Other Products ---             ----

Retail Functionality


PHASE I

Core Banking
Functionality

o Account Inquiry
o Fund Transfer
o Bill Payment
o Product Information
o Application (manual fulfillment)

End of 1998

PHASE II

Interactive
Web Site

o Brand Look and Feel
o Improved Navigation
o Limited Bill Presentment
o Online Trading
o Automated Enrollment
o Inbound/Outbound Email
o Single Sign-on
o Mortgage Prequalification

August 1999

PHASE III

Relationship
Orientation

o Credit Approval
o Personal Financial Planning
o Internal Bill Presentment
o Enhanced Inquiry
o Targeted Offerings
o Proactive Email Stock Alerts
o Account Self Service
o Enhanced Customer Service
o Insurance
o Mortgage Origination
o Begin Money Movement

End of 1999

PHASE IV

Personalized
Gateway

o Virtual Financial Advisor
o Full Money Movement Capability
o Cross Channel Synchronization
o Push Email-Proactive Event Notification

2000+

Increasing Value As Viewed by the Online Customer

(FIRST UNION LOGO)

firstunion.com
David Carroll

Our View

[ ]   The Internet is a channel and a business
[ ]   Our Strategy
      -- Provide a fully developed, integrated Internet channel for our existing customers
      -- Offer fully developed, integrated access for new customers who want content-rich, value-added multiple channel options
      --   Explore Internet-specific new business opportunities

Online Evolution

Online
Capability
1994-1997
     [ ] Dial-up
         --Telephone and PC Banking
     [ ] Web presence
          --Billboard and Brochures

Channel
Utility
1998-1999
     [ ] Proprietary Financial Services
     [ ] Cross Channel Access
     [ ] Online Fulfillment
     [ ] Online Advice

Total
Solutions
1999-2000
     [ ] Personalization
     [ ] Aggregation
     [ ] Advisory Services
     [ ] Financial and Non-financial Offerings

What People Want

Website
Experience
[ ]   Personal
[ ]   Clear and simple
[ ]   Interactive
[ ]   Intuitive
[ ]   Consistent
[ ]   Fast, reliable performance
[ ]   Engaging
[ ]   Meaningful

Website
Functionality

[ ]  Open and close all accounts
[ ]  Credit application and approval
[ ]  Invest and trade
[ ]  Financial planning and budgeting
[ ]  Customer service
[ ]  Aggregate accounts
[ ]  Status notification
[ ]  Pay bills and taxes
[ ]  Manage other peoples' money

The Function Factory

Rapid, rolling enhancements every 30-60-90 days
[GRAPHIC APPEARS HERE]
New Products

New Services

New Content

Website Redesign

[GRAPHIC OF FIRST UNION WEB PAGE APPEARS HERE]

Ease of Navigation

67% of web shoppers don't complete purchases

[GRAPHIC APPEARS HERE]

Why?

[ ]  Cumbersome, unfriendly sites
[ ]  Fear
[ ]  Uncertainty
[ ]  Inability to speak to a live person

SOURCE: NET EFFECT SURVEY OF TOP 25 E-COMMERCE SITES, JANUARY 1 - MAY 15, 1999.

Full Service

[GRAPHICS APPEAR HERE]
Deeper
Relationships,
Greater
Sales

First Union Online
[ ]  Channel Parity
[ ]  Self Service

First Union Direct
[ ]  5300 Call Center Bankers
[ ]  7x24 Full Service

Personalization

[ ]  Dynamic content
[ ]  Privacy and security
     --Various levels from passwords to digital certificates

     --Based on customer exposure and preference

[ ]  Segment of one
     --Customized information and offers
     --Marketing by permission

Make It Easy

Get Wired!

[GRAPHIC APPEARS HERE]

Meaningful Information

[GRAPHIC OF WEB PAGE APPEARS HERE]

Online Brokerage

[GRAPHIC OF WEB PAGE APPEARS HERE]

Wholesale Services

Our Strategy
| | Implement enterprise-wide Internet technology and processes for moving paper-based transactions to electronic channels
| |   Make it easy for our customers to do business with us
      --Provide direct online access to all services and information
| |   Develop new Internet-only products and services

Diverse Customer Base

                           733,000 Business Customers

Small Business                 Commercial                    Corporate
$0-$10 million              $10-$100 million           $100 million-$2 billion

7 million prospects          39,000 prospects             7,000 prospects
697,000 customers            30,000 customers             6,000 customers


    9,155                        6,778                         4,067 online

Electronic Evolution


2001                                 [] E-Community
                                     [] "E-CFO" (by segments)
                 New                 [] Aggregation
               Business              [] Customer Centric Solutions
                                     [] Strategic Alliances
2000
                                     Current                  New
               Current &             [] Information           [] Next Generation
              New Products           [] Images                   Platform of
              & Services             [] Payments                 Service
                                     [] Financing             [] International
                                     [] Online Advisor           Payments
                                     [] Trade Finance         [] Electronic Bill
                                                                 Payment and
                                                                 Presentment
1999
                                          [] Customer Care
              Foundation                  [] Security
                                          [] Time to Market
                                          [] Capacity, Flexibility, Reliability
1998

Global Cash Management


[] Overall Industry Ranking--3rd
[] Overall Market Share--9%


Strategic Product Lines



                         1999 Revenue Goal                Market Share
                           (in millions)                 Industry Rank
------------------------------------------------------------------------------

Collections                   $172.5                          #1
Disbursements                 $136.7                          #5
Electronic Services           $141.3                          #4



Rankings based on 1998 Ernst & Young survey.
Goals are for illustrative purposes only and should not be construed as a forecast or budget.
See "Cautionary Statement."

Global Cash Management

Impact of the Net

Revenues               1999            2002               %
(in millions)          Goal            Goal             Change         Margins
-------------------------------------------------------------------------------
Collections            $172.5         $125.0            -27.5%         14.7%
Disbursements          $136.7         $160.5             17.4%         35.2%
Electronic Services    $141.3         $210.0             48.6%         66.3%
-------------------------------------------------------------------------------
Total                  $450.5         $495.5               10%



Goals are for illustrative purposes only and should not be construed as a forecast or budget.
See "Cautionary Statement."

EBPP Strategy

Develop Electronic Bill
Payment and Presentment

Initiative                                  Key Actions

Shift our #1 market position                [] Developing 3Q99 EBPP
as Remittance Processor to                     product offering
market leadership position                     --Consumer to Business
as Electronic Bill Payment                     --Business to Business
and Presentment Processor                   [] Equity owner of new
                                               switch that provides access
                                               for presenting bills to
                                               homebanking customers
                                            [] Leverage current leadership
                                               as lockbox processor to
                                               consolidate payments
                                            [] Launched Small Business Bill
                                               Pay Services

Critical Mass

EBPP Switch Alliance

60,000,000 Customers                              59,000 Billers

Chase                                             Chase

First Union                   SWITCH              First Union

Wells Fargo                                       Wells Fargo

                                                  Other Financial
                                                  Institutions

Biller Switch

EBPP Alliance

Marketing Approach                               Advantage
[] Maximize distribution of our         [] 60 million consumers and small
   customers' bills                        business
[] Leverage current relationships       [] 59,000 corporations and institutions
[] Minimize cost to bank and            [] The biller switch strategy, coupled
   customers                               with our high processing volumes
[] Maximize payment consolidation          and low unit costs, positions
[] Allow branding of bills for             First Union to be price competitive
   marketing                               and to build volume

                                        [] Unlike non-bank financial
                                           institutions, First Union has
                                           the ability to process and
                                           consolidate payments for billers

                                        [] First Union's processing
                                           capabilities allow our billers
                                           the opportunity to provide
                                           marketing and branding to their
                                           invoices

                                        [] Founding members issue nearly
                                           300 million mortgage and credit
                                           card bills

Small Business Online

[] Our small business Internet strategy
   is to provide comprehensive self-service sales and service functionality

[] Our goal is to be the premier small
   business Internet site

   --Financial advice
   --Banking services
   --Connect buyers and sellers
   --Aggregate services that help customers in their day-to-day operations

In Sum

What Matters

[] Balanced in approach

[] Cross channel

[] Continuous and rapid product
   and service development

[] Execution

{FIRST UNION LOGO]

First Union Securities
Capital Management:
Power for the 2000s

Don McMullen

Our Securities Business

First Union Securities
(Capital Markets and Capital Management)
(Dollars in millions)

                                             First Half
                                          ---------------------
                                1998     1998      1999     Change
                              ------    ------    ------    ------
Fee Income                    $2,933    $1,544    $1,865      21%
Net Interest Income            1,498       702       896      28%
                              ------    ------    ------    -----
  Total Revenue               $4,431    $2,246    $2,761      23%

Net Income                    $1,083      $578      $740      28%

ROE                            22.2%     25.1%     26.8%

The Promise

Pre-Tax Income*
1994--2000
(Dollars in millions)

{Bar Chart Goes Here with following plot points}

1994      1995      1996      1997      1998      1999       2000
Actual    Actual    Goal      Goal      Goal      Goal       Goal

$165      $220      $285      $430      $620      $900      $1,150

*Income before taxes and corporate allocations based on internal management reports. Data for 1994, 1995 and 1996 exclude subsequent acquisitions.

Goals are for illustrative purposes only and should not be construed as a forecast or budget. See "Cautionary Statement."

Keeping the Promise

Pre-tax Income*
1994--2000
(Dollars in millions)

  {Bar Chart Goes Here with following plot points}

1994      1995      1996      1997      1998      1999       2000
Actual    Actual   Actual    Actual    Actual     Goal       Goal
------   -------   -----      ----      ----     ------     -------
$165      $220      $353      $477      $812     $1,070      $1,250

*Income before taxes and corporate allocations based on internal management reports. Data for 1994, 1995 and 1996 exclude subsequent acquisitions.

Goals are for illustrative purposes only and should not be construed as a forecast or budget. See "Cautionary Statement."

Creating Mass and Scale

Assets Under Management
(Dollars in billions)

{Bar Chart Goes Here with following plot points}

1994      1995      1996      1997      1998         6/99
----      ----      ----      ----      ----        ------

$28       $47       $67       $80       $153        $164

o Mutual Funds--$75 Billion

o First Investment Advisors (Personal Trust) $54 Billion*
  First Capital Group (Institutional Trust)  $60 Billion*

o AUC--$661 Billion

*First Investment Advisors and First Capital Group include some mutual funds.

Distribution Edge

CMG

o  National Full Service Brokerage
    --Wheat First and EVEREN*

o  Financial Centers
    --2400 centers with 2800 Series 6 Reps, 553 Series 7 Reps
    --Private Client and Personal Trust groups
    --Future Bank

o Alternate Delivery--Extending "when, where, how" to our brokerage customers --Discount
    --Internet

o  Third Party Distributors

* Acquisition pending.

Window of Opportunity
[BAR CHART APPEARS HERE WITH FOLLOWING POINTS]

Share of
Business Credit
(Percent)

         [CHART SHOWING BANK VERSUS NON-BANK SHARE OF BUSINESS CREDIT]


Share of
Household Assets
(Percent)

        [CHART SHOWING BANK DEPOSITS VERSUS MUTUAL & MONEY MARKET FUNDS
                      AS A PERCENTAGE OF HOUSEHOLD ASSETS]


Financial
Holdings by Age
Baby Boomers Today

  [CHART SHOWING PERCENTAGES OF DEPOSITS, LOANS AND INVESTMENTS BY AGE GROUPS]

Distribution Edge

National Brokerage

{Map Goes Here}

o EVEREN Potential
o 6th Largest Brokerage
o 6,300 Registered Representatives
  --2800 Series 6
  --3500 Series 7
o 2,700 Retail Offices in 41 States

Includes pending EVEREN acquisition.

Product and Service Edge

                                     Retail

Retail Brokerage                   Evergreen                  CAP Accounts
    Services                     Mutual Funds

      IRA                          Insurance/                Personal Trust
                                   Annuities


Private Client                  Financial Advisory            First Investment
    Group                          Services                     Advisors

                                 Institutional


 First Capital                    Benefit Plan                  401(k) Plan
    Group                          Services                     Services


Institutional                   Corporate Trust             Institutional Debt
   Custody                                                      Management

Target Markets

                                   CAP, Private Banking, Personal
Affluent                           Trust, First Investment Advisors,
                                   Brokerage, Insurance


                                   CAP, Evergreen, Insurance
Emerging                           Annuities, IRA, Financial
 Affluent                          Planning, Brokerage


Base Mass                          Brokerage, CAP, Evergreen, Insurance,
                                   Annuities


                                   Corporate Trust, Institutional
                                   Custody, Benefit Plan Services,
Commercial                         CAP, First Capital Group,
                                   Insurance, Evergreen

Exceptional Products...                           5yr. CAGR

               CAP Balances                   --   Up 50%
               Evergreen Mutual Funds         --   Up 63%
               Annuity Sales                  --   Up 78%
               Personal Trust AUM             --   Up 38%
               Benefit Services/401(k) Assets --   Up 56%

Note:   Data reflects compound annual growth rate from 1994 to 1999 goals.

Goals are used for illustrative purposes only and should not be construed as a forecast or budget. See "Cautionary Statement."

Competitive Advantage

Product + Distribution =
National Rankings

#1   Bank Annuity Provider

#2   Bank IRA Provider

#3   Personal Trust Discretionary Assets

#5   Asset Management Account

#6   Broker Dealer

#7   Municipal Trustee

#8   Corporate Trustee

#18  Mutual Fund Provider

#18  Defined Contribution Services Provider

Perspective

CMG


Higher Net Income in 1998 than--
      Schwab
      Paine Webber
      Northern Trust
      State Street Corp.

More Managed Assets than--
      T. Rowe Price



More Revenue from Affluent Market than--
      US Trust

Positioned for the Future

                         o Full Service Brokerage
Distribution Strength    o Financial Center
                         o Alternate Delivery

                         o Investments
Product Capability       o Trust & Insurance
                         o Bank Products

                         o Technology Investments
Mass and Scale           o Geographic Reach
                         o Attract Talent and Alliances

CMG Game Plan

Move Forward

o Continue to focus on asset gathering

o Maximize product and distribution strength

o Leverage wholesale bank relationships

Move Forward

Focus on Asset Gathering

o  Brokerage
     --Active promotion
     --CAP Accounts in Wheat, EVEREN*

o  Mutual Funds
     --Attract more high-caliber talent
     --New products, alliances

o  Trust and Insurance
     --Trust sales through brokerage
     --Private equity and hedge funds
     --401(k)
     --Institutional Debt Management
     --Comprehensive range of insurance products

* Acquisition pending

Move Forward

Maximize Productivity of Distribution Channels

o  Cross-sell, cross-sell, cross-sell

o  Future Bank
          --Intensify branch training and licensing

o  Hire the right people

o  Invest in technology

o  Internet

Move Forward

CMG Internet Strategy

Today

o  On-line stock trading access and capability

o  Individual CMG products being positioned for internet expansion
               --CAP, Insurance, Trust, 401(k), etc.

Tomorrow

o  Total on-line product and service relationship with customer

o Combine First Union bank products and Capital Management products for competitive advantage on-line

Move Forward

Wholesale Partnership

                         IPO--                  Capital Management

                                           --Transfer Agent (Corporate Trust)
                                           --Distribution (FUBS/Wheat First)

                                           --SERPs, BOLI, COLI
                                             (Insurance Group)
Commercial Client        CFOs,             --Institutional Investment
                       Treasurers--          Opportunities (First Capital Group)
                                           --Retirement Services
                                             (Institutional Trust)


                                           --Tax Planning (Financial Planning/
                                             Trust)
                                           --Personal Estates and Personal
                         Wealthy             Master Trust (Trust)
                         Clients--         --Customized investment management
                                             advice (FIA)
                                           --Mutual Funds (Evergreen)

Forward Momentum

Revenue Growth* 1998--2002
Fee and Net Interest Income
(Dollars in millions)

                    CAGR 15%
{Bar chart goes here with following plot points}

1998        1999       2000      2001      2002
Actual      Goal       Goal      Goal      Goal

$2,245      $2,450     $2,875    $3,310    $3,800

*1998 data based on segment reporting. 1999--2000 based on internal management reporting. Excludes EVEREN.

Goals are for illustrative purposes only and should not be construed as a forecast or budget. See "Cautionary Statement."

Forward Momentum

Pre-Tax Income* 1998--2002
(Dollars in millions)

                    CAGR 17%
{Bar chart goes here with following plot points}

1998        1999       2000      2001      2002
Actual      Goal       Goal      Goal      Goal

$815       $1,075     $1,250    $1,460    $1,710

*Income before taxes and corporate allocations based on internal management reports. Excludes EVEREN.

Goals are for illustrative purposes only and should not be construed as a forecast or budget. See "Cautionary Statement."

We've Only Just Begun

Keep Moving Forward

o  15-20% growth

o  Build recurring fee income stream

o  Top 10 provider in each line of business

Goals are for illustrative purposes only and should not be construed as a forecast or budget. See "Cautionary Statement."

                                    Appendix

                                  CAP Accounts
(bar chart)

        Balances                                Accounts
  (Dollars in billions)                       (In thousands)
1994   1995   1996   1997   1998   1999       1994   1995   1996   1997   1998   1999
----   ----   ----   ----   ----   ----       ----   ----   ----   ----   ----   ----
7      12     18     26     38     54         21     126    280    320    430    613
                                   Goal                                          Goal


o  #5 Asset Management Account
o  CAPs for individuals, small business & first-time investors
o  CAP households average 8 services vs. 3 for DDA customers
o  Brokerage trading volume up 106% over 1998 YTD 6/99
o  57% of asset inflow to new accounts from external sources

Goals are for illustrative purposes only and should not be construed as a forecast or budget. See "Cautionary Statement."

                                  Mutual Funds

(bar chart)
Assets
(Dollars in billions)

1994   1995   1996   1997   1998   1999
----   ----   ----   ----   ----   ----
$7     $13    $27    $42    $69    $80
                                   Goal


o   Nation's 18th largest mutual fund provider
o   36 funds rated "4" or "5" by Morningstar
o   2.4 million shareholders

Goals are for illustrative purposes only and should not be construed as a forecast or budget. See "Cautionary Statement."

                               Insurance Products

(bar chart)
Proprietary Annuity Sales
(Dollars in millions)

1994   1995    1996    1997   1998    1999
----   ----    ----    ----   ----    ----
$113   $144  $1,032  $1,342  $1,600  $2,000
                                      Goal

o  #1 bank annuity provider
o Full service insurance agency offering annuities, life, home, auto, health and other insurance

Goals are for illustrative purposes only and should not be construed as a forecast or budget. See "Cautionary Statement."

                                 Personal Trust

(bar chart)
Assets Under Management
(Dollars in billions)

1994   1995   1996   1997   1998   1999
----   ----   ----   ----   ----   ----
$12    $15    $26    $31    $55    $60
                                   Goal

o  $55 billion in assets under management
o  $78 billion in assets under care

Goals are for illustrative purposes only and should not be construed as a forecast or budget. See "Cautionary Statement."

                           Pension & 401(k) Services

(bar chart)
401(k) Daily Assets
(Dollars in millions)

1994     1995     1996     1997     1998     1999
----     ----     ----     ----     ----     ----
$1,000   $2,200   $4,000   $5,200   $7,500   $9,300
                                             Goal

o  18th largest provider of defined contribution services -- $19 billion

Goals are for illustrative purposes only and should not be construed as a forecast or budget. See "Cautionary Statement."

                                  FIRST UNION

First Union Securities
Capital Markets:
Where Capital and Ideas Meet


Ken Thompson

                            Our Securities Business

First Union Securities
(Capital Markets and Capital Management)

(Dollars in millions)                                  First Half
                                            ---------------------------------

                                1998         1998         1999         Change
-----------------------------------------------------------------------------
Fee Income                    $2,933        $1,544       $1,865         21%
Net Interest Income            1,498           702          896         28%
                               -----           ---          ---
 Total Revenue                $4,431        $2,246       $2,761         23%

Net Income                    $1,083          $578         $740         28%

ROE                            22.2%         25.1%        26.8%

                                   Our Vision

(Graphic)
Capital              First Union Capital Markets            Ideas


                     The marriage between capital and ideas

                              Strategic Evolution

Mid
1980s                         Specialized Industries

1988                          Merchant Banking

1993                          Derivatives

1994                         Build Out Debt Products
                          Loan Syndications o Private Placements o
                       High Yield Debt o High Grade Debt o Asset Securitization

1997                         Acquisition Phase
                       Wheat First o Bowles Hollowell o EVEREN Securities*

1999                         Integration Phase

*Pending.

                             Capital Markets Today

Specialized                  o 19 industry coverage groups
Industries                   o $10 billion loan portfolio

Leverage Finance             o $8.5 billion loan portfolio

Investment                   o Loan Syndications o High Yield Debt o
Banking                        High Grade Debt o M&A Advisory o Equity

First Union                  o $600 + million Merchant Banking
Capital Partners               investment portfolio

Risk Management              o Fixed Income Derivatives o
                               Equity Derivatives o Foreign Exchange

Structured Products
& Real Estate Capital        o Asset Securitization o Conduit Programs o
      Markets                  CMBS o Affordable Housing

International                o Trade Finance o Correspondent Banking

                               Proven Performance

(Graphic)
Fee Income Growth* 1994-1999
(Dollars in millions)

1994     1998     1999
----     ----     ----
$120    $1,255    $1,815
                  Goal
(Bar Chart)
Loan Syndications
High Yield
Asset Securitization
Equity Underwriting
M&A
Other Investment Banking
Merchant Banking
Risk Management
International
Corporate Banking

*Data from internal management reports. 1999 data excludes tax benefits. Goals are for illustrative purposes only and should not be construed as a forecast or budget. See "Cautionary Statement."

                               Proven Performance

(bar chart)
Pre-Tax Income* 1994-1999
(Dollars in millions)

1994    1995    1996    1997    1998    1999
----    ----    ----    ----    ----    ----
$192    $289    $417    $1,155  $1,410  $1,840
                                        Goal

*Income before tax and corporate allocations. Data for 1994, 1995 and 1996 excludes subsequent acquisitions.
Goals are for illustrative purposes only and should not be construed as a forecast or budget. See "Cautionary Statement."

                             Positioned for Success

Platform Strengths

o Middle market leader
o Substantial capital
o Growing retail distribution

Strong Core Competencies

o Risk management culture
o Industry expertise
o Product capabilities

                              Strategic Direction

o Continued Increase in Corporate
  Banking Income Stream

o Accelerating Growth

  -> Investment banking "agenting" business
  -> Proprietary investing business

o Feed Growing Businesses

                           Shifting the Business Mix

Capital Markets
Revenue Mix*

(Pie Chart)                (Pie Chart)
1998                       2002 Goal
----                       ---------
16% Agenting               38% Agenting
 9% Investing               9% Investing
75% Lending                53% Lending

*Data from internal management reports. Excludes EVEREN and trading revenue. Goals are for illustrative purposes only and should not be construed as a forecast or budget. See "Cautionary Statement."

                               Achieving the Mix

o Integrating the Delivery Model

o Capitalizing on Leveraged Finance Strengths

o Enhancing the Equity Product

o Expanding Proprietary Investing

o Building on the Winners

                              Integrating Delivery

o Cultivate and execute high value-added investment banking relationships

o Target and develop relationships with investment banking potential

o Manage existing commercial relationships

                                 (Pyramid Chart)
                               Investment Bankers

                               Corporate Bankers

          Product Specialists                   Proprietary Investors

                         19 Specialized Industry Groups

                               Leveraged Finance

                         Capitalizing On Our Strengths

Products

Loan Syndications:  #4 Agent Only Leveraged
       High Yield:  #10 Lead and Co-Managed
              M&A:  #1 in deals less than $250 million
 Merchant Banking:  $1.0 billion invested since 1988

Relationships

Private Equity Group History
Middle Market Franchise Position

                            Enhancing Equity Product
(Graphic)

M&A

Merchant Banking

Equity                     o Wheat First provides platform
                           o EVEREN bolsters retail
                           o Continue to build expertise in all areas
                           o Requires continued investment 1999-2002

High Yield Debt

Private Placements

Syndicated Loans

Securitization

Derivatives

Mezzanine Finance

Corporate Banking

Proprietary Investing

(Graphic)
First Union Investors
---------------------
Capital Partners
Middle Market Capital
Special Situations
Private Equity Fund Investing
Technology Investing

                            Building On the Winners

Structured Products

o Real Estate Capital Markets
  -> Institutionalization of real estate investing
  -> Securitization of debt (CMBS) and equity (REITs)

o Securitization
  -> Growth of asset-backed market
  -> Debt capital for small and mid-cap finance companies and portfolio lenders


                                  1997*          1998*         YTD99*
-----------------------------------------------------------------------
Third Party Securitization
# of Deals                         14             23            22
Underwritten (billions)           $5.6           $13.8         $12.8

CMBS
Origination Volume (billions)     $2.1           $3.0          $1.1
Collateral Contributed (billions) $1.6           $1.3          $1.7

*Data from internal management reports. 1999 data reflects period ended June 30, 1999.

                            Building On the Winners

Risk Management

o Expanding trading capabilities
o Strengthening internal partnerships

  -> Capital Management
  -> International
  -> Cash Management

o Developing high growth equity derivatives


                                  1997*          1998*          YTD99*
----------------------------------------------------------------------
Derivatives
$Revenues (millions)              $78            $127           $65

Foreign Exchange
$ Revenues (millions)             $43             $50           $27

*Data from internal management reports. 1999 data reflects period ended June 30, 1999.

                            Building On the Winners

International

o Maximizing opportunities with:

  -> International trade finance
  -> International correspondent banking
  -> Footprint-linked corporate banking

o Balance of annuity revenue and short-term trade credit

o Presence in 28 countries, relationships in 130

o Steady earnings growth

                                Goals 1999-2002

Revenue Growth* 1998-2002
(Dollars in millions)

(Graphic)
Net Interest Income
Fee Income

(GRAPHIC)
CAGR 15%
(bar chart)
1998      1999      2000      2001      2002
Actual    Goal      Goal      Goal      Goal
------    ----      ----      ----      ----
$2,480   $3,165     $3,580    $4,130   $4,750

*1998 data based on segment reporting. 1999-2002 data based on internal management reports. Excludes EVEREN.
Goals are for illustrative purposes only and should not be construed as a forecast or budget. See "Cautionary Statement."

                                Goals 1999-2002

Pre-Tax Income* 1998-2002
(Dollars in millions)

(Graphic)
CAGR 16%
(bar chart)
1998     1999      2000      2001      2002
Actual   Goal      Goal      Goal      Goal
------   ----      ----      ----      ----
$1,410   $1,840    $2,130    $2,475    $2,870

*1998 data based on segment reporting. 1999-2002 data based on internal management reports. Excludes EVEREN.
Goals are for illustrative purposes only and should not be construed as a forecast or budget. See "Cautionary Statement."

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